                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   July 21, 2000
                                                   -------------

                          HomeSeekers.com, Incorporated

             (Exact Name of Registrant as Specified in its Charter)

          Nevada                       0-23835                   87-0397464

(State or Other Jurisdiction         (Commission                (IRS Employer
     of Incorporation)               File Number)            Identification No.)

 6490 South McCarran Blvd., Suite D-28, Reno, Nevada               89509

      (Address of Principal Executive Offices)                   (Zip Code)

Registrant's telephone number, including area code:   (775) 827-6886
                                                      --------------

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.  Acquisition or Disposition of Assets.

         MERGER TRANSACTION. On July 21, 2000, HomeSeekers.com, Incorporated, a Nevada corporation ("HomeSeekers"), consummated the acquisition of Immediate Results Through Intuitive Systems, LLC, a California limited liability corporation ("IRIS"), pursuant to a Purchase Agreement (the "Purchase Agreement"), dated as of July 21, 2000 (the "Closing Date"), by and among HomeSeekers and all of the members of IRIS, including Greg Robertson, Eddie Ureno, Margaret G. Etheridge and Dan Woolley (collectively, the "Members"). The Purchase Agreement provided for the acquisition by HomeSeekers of all of the issued and outstanding membership interests in IRIS from the Members.

         Pursuant to the Purchase Agreement and on the Closing Date, HomeSeekers paid $25,000 in cash and issued 500,000 shares of unregistered common stock (the "Stock Consideration") to the Members. HomeSeekers funded the cash portion of the consideration from its working capital. Pursuant to a Registration Rights Agreement, dated as of the Closing Date, by and among HomeSeekers and the Members, a copy of which is filed herewith as Exhibit 4.1 and incorporated by reference herein, HomeSeekers agreed to register the shares issued as the Stock Consideration with the Securities and Exchange Commission on or before September 19, 2000. In addition, on the Closing Date HomeSeekers delivered to the Members a Conditional Promissory Note, a copy of which is filed herewith as Exhibit 10.5 and incorporated by reference herein, which provides for the possible adjustment of the Stock Consideration post-closing.

         IRIS is a provider of productivity software to real estate professionals. IRIS equips agents and brokers with tools to compete and grow their business in the electronic real estate era with its Lightning Software Suite, consisting of Lightning 2000 MLS access connectivity product, Lightning Flyers, and Lightning CMA-Plus software suite. IRIS has produced and marketed products that connect to all of the leading MLS systems serving the industry since 1992.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Financial statements of IRIS for the periods specified in Rule 3-05(b) of Regulation S-X will be filed by amendment within 60 days of the date of this filing.

         (b) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by amendment within 60 days of the date of this filing.

         (c)      EXHIBITS.

                  Exhibit No.       Description
                  -----------       -----------
                        2.1      Purchase Agreement, dated as of July 21, 2000,
                                 by and among HomeSeekers and the Members.


                                       2

                        4.1      Registration Rights Agreement, dated as of July
                                 21, 2000, by and among HomeSeekers and the Members.

                       10.1      Employment Agreement, effective as of July 21,
                                 2000, between HomeSeekers and Margaret G.
                                 Etheridge.

                       10.2      Employment Agreement, effective as of July 21,
                                 2000, between HomeSeekers and Greg Robertson.

                       10.3      Employment Agreement, effective as of July 21,
                                 2000, between HomeSeekers and Eddie Ureno.

                       10.4      Employment Agreement, effective as of July 21,
                                 2000, between HomeSeekers and Dan Woolley.

                       10.5      Conditional Promissory Note, dated July 21,
                                 2000, made by HomeSeekers in favor of the Members.


                                       3
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   August 7, 2000

HomeSeekers.com, Incorporated


By: /s/ Greg Costley
    -------------------------------------
         Greg Costley, Chairman and Chief
         Executive Officer

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                                  EXHIBIT INDEX

     Exhibit No.        Description
     -----------        -----------
         2.1            Purchase Agreement, dated as of July 21, 2000, by and
                        among HomeSeekers and the Members.

         4.1            Registration Rights Agreement, dated as of July 21,
                        2000, by and among HomeSeekers and the Members.

        10.1 Employment Agreement, effective as of July 21, 2000, between HomeSeekers and Margaret G. Etheridge.

        10.2 Employment Agreement, effective as of July 21, 2000, between HomeSeekers and Greg Robertson.

        10.3 Employment Agreement, effective as of July 21, 2000, between HomeSeekers and Eddie Ureno.

        10.4 Employment Agreement, effective as of July 21, 2000, between HomeSeekers and Dan Woolley.

        10.5 Conditional Promissory Note, dated July 21, 2000, made by HomeSeekers in favor of the Members.